UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 25, 2003

EURAMAX INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	333-05978	58-2502320
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia, 30092
(Address of Principal Executive Offices) (Zip Code)

(770) 449-7066
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5.                                   Other Events.

On November 25, 2003, Euramax International, Inc. (the “Company”) announced the completion of its acquisition of Berger Holdings, Ltd. (“Berger”) by the merger of its indirect wholly owned subsidiary, Amerimax Pennsylvania, Inc. into Berger, with Berger as the surviving corporation.  A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.                                                                     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                              Exhibits

Exhibit Number	Description

99.1	Press release issued by Euramax International, Inc. on November 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

	By:	/s/ R. SCOTT VANSANT
	Name:	R. Scott Vansant
	Title:	Vice President and Chief Financial Officer

Dated: November 25, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Euramax International, Inc. on November 25, 2003.